UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   June 26, 2006

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

(a)           On June 26, 2006, Cephalon, Inc. (the “Company”) issued a press release regarding its Phase III clinical program evaluating GABITRIL® (tiagabine hyrdrochloride) for the treatment of generalized anxiety disorder. The Company hereby incorporates by reference the press release dated June 26, 2006, attached hereto as Exhibit 99.1, and made a part of this Item 8.01.

(b)           On June 29, 2006, the Company  issued a press release announcing that it received an approvable letter from the United States Food and Drug Administration for FENTORA™ (fentanyl buccal tablet) [C-II] for the treatment of breakthrough pain in patients with cancer.  The Company hereby incorporates by reference the press release dated June 29, 2006, attached hereto as Exhibit 99.2, and made a part of this Item 8.01.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits

Number	Description
99.1	Press Release dated June 26, 2006
99.2	Press Release dated June 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: June 30, 2006	By:	/s/ John E. Osborn
John E. Osborn
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 26, 2006
99.2	Press Release dated June 29, 2006